                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [__]

                                  ------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                            13-5160382
(State of incorporation                             (I.R.S. employer
if not a U.S. national bank)                        identification no.)

One Wall Street, New York, N.Y.                     10286
(Address of principal executive offices)            (Zip code)

                                  ------------

                           Messer Griesheim Holding AG
               (Exact name of obligor as specified in its charter)

The Federal Republic of Germany                      None
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

Futingsweg 34
47805 Krefeld
Germany                                              None
(Address of principal executive offices)             (Zip code)

                                  ------------

                          10.375% Senior Notes due 2011
                       (Title of the indenture securities)

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1.      GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
        TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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             Name                                        Address
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   Superintendent of Banks of the State of      2 Rector Street, New York,
   New York                                     N.Y. 10006, and Albany, N.Y. 12203

   Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                N.Y. 10045

   Federal Deposit Insurance Corporation        Washington, D.C. 20429

   New York Clearing House Association          New York, New York 10005

        (b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of June, 2001.

                                            THE BANK OF NEW YORK

                                            By:  /s/ Thomas Tabor
                                               -----------------------------
                                               Name: Thomas E. Tabor
                                               Title: Asst. Vice President

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                               THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                     Dollar Amounts
ASSETS                                                                 In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
     and coin .............................................             $ 3,083,720
Interest-bearing balances .................................               4,949,333
Securities:
   Held-to-maturity securities ............................                 740,315
   Available-for-sale securities ..........................               5,328,981
Federal funds sold and Securities purchased
   under agreements to resell .............................               5,695,708
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income ...............................................              36,590,456
   LESS: Allowance for loan and
     lease losses .........................................                 598,536
   LESS: Allocated transfer risk
     reserve ..............................................                  12,575
   Loans and leases, net of unearned income,
     allowance, and reserve ...............................              35,979,345
Trading Assets ............................................              11,912,448
Premises and fixed assets (including
   capitalized leases) ....................................                 763,241
Other real estate owned ...................................                   2,925
Investments in unconsolidated subsidiaries
   and associated companies ...............................                 183,836
Customers' liability to this bank on
   acceptances outstanding ................................                 424,303
Intangible assets .........................................               1,378,477
Other assets ..............................................               3,823,797
                                                                        -----------
Total  assets .............................................             $74,266,429
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LIABILITIES
Deposits:
In domestic offices ........................................            $28,328,548
   Noninterest-bearing .....................................             12,637,384
   Interest-bearing ........................................             15,691,164
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ................................             27,920,690
   Noninterest-bearing .....................................                470,130
   Interest-bearing ........................................             27,450,560
Federal funds purchased and Securities sold
   under agreements to repurchase ..........................              1,437,916
Demand notes issued to the U.S.Treasury ....................                100,000
Trading liabilities ........................................              2,049,818
Other borrowed money:
   With remaining maturity of one year or
     less ..................................................              1,279,125
   With remaining maturity of more than one
     year through three years ..............................                      0
   With remaining maturity of more than
     three years ...........................................                 31,080
Bank's liability on acceptances executed and
   outstanding .............................................                427,110
Subordinated notes and debentures ..........................              1,646,000
Other liabilities ..........................................              4,604,478
                                                                        -----------
Total liabilities ..........................................            $67,824,765
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EQUITY CAPITAL
Common stock ...............................................              1,135,285
Surplus ....................................................              1,008,775
Undivided profits and capital reserves .....................              4,308,492
Net unrealized holding gains (losses) on
   available-for-sale securities ...........................                 27,768
Accumulated net gains (losses) on cash flow
   hedges                                                                         0
Cumulative foreign currency translation
   adjustments .............................................                (38,656)
Total equity capital .......................................              6,441,664
                                                                        -----------
Total liabilities and equity capital .......................            $74,266,429
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         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                     ___
Thomas A. Renyi        |
Alan R. Griffith       |                    Directors
Gerald L. Hassell      |
                     __|

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